United States

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 31, 2014

NORTH VALLEY BANCORP

(Exact name of registrant as specified in its charter)

California

(State or other jurisdiction of incorporation)

0-10652	94-2751350
(Commission File Number)	(IRS Employer Identification No.)

300 Park Marina Circle, Redding, CA 96001

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (530) 226-2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

Settlement of Certain Litigation

North Valley Bancorp (“North Valley”), the members of its board of directors and TriCo Bancshares (“TriCo”) have been named as defendants in a putative class action filed on behalf of North Valley shareholders. The lawsuit, which is captioned Solak v. North Valley Bancorp, et al., Case No. 179099 (the “Action”) and filed in the Superior Court of the State of California, Shasta County (the “Court”), challenges, among other things, the Agreement and Plan of Merger, dated as of January 21, 2014 (the “Merger Agreement”) by and between TriCo and North Valley and the proposed merger between TriCo and North Valley contemplated therein (the “Merger”).

On July 31, 2014, following settlement discussions, the defendants entered into a memorandum of understanding with the plaintiffs regarding the settlement of the Action. In connection with the settlement contemplated by the memorandum of understanding and in consideration for the full settlement and release of all claims under the Action, TriCo and North Valley agreed to make certain additional disclosures related to the proposed Merger, which are contained in this Current Report on Form 8-K (this “Current Report”). The memorandum of understanding contemplates that the parties will negotiate in good faith and use their reasonable best efforts to enter into a stipulation of settlement.

The stipulation of settlement will be subject to customary conditions, including Court approval following notice to North Valley’s shareholders. In the event that the parties enter into a stipulation of settlement, a hearing will be scheduled at which the Court will consider the settlement. There can be no assurance that the parties will ultimately enter into a stipulation of settlement or that the Court will approve the settlement even if the parties were to enter into such stipulation. In such event, the proposed settlement as contemplated by the memorandum of understanding may be terminated. The settlement will not affect the timing of the annual meeting of TriCo shareholders or the special meeting of North Valley shareholders, which are both scheduled to be held on August 7, 2014. The settlement is not, and should not be construed as, an admission of wrongdoing or liability by any defendant.

TriCo, North Valley, and the directors of North Valley continue to believe that the Action is without merit and vigorously deny the allegations that North Valley’s directors breached their fiduciary duties. Likewise, neither TriCo, North Valley nor the directors of North Valley believe that any disclosures regarding the Merger are required under applicable laws other than that which has already been provided in TriCo’s and North Valley’s definitive joint proxy statement/prospectus (the “Proxy Statement”), which is included in TriCo’s amended registration statement on Form S-4 filed with the Securities and Exchange Commission (the “SEC”) on June 27, 2014 and filed with the SEC as North Valley’s definitive proxy statement on June 30, 2014. Furthermore, nothing in this Current Report or any settlement shall be deemed an admission of the legal necessity or materiality of any of the disclosures set forth in this Current Report. However, to avoid the risk of the putative shareholder class action delaying or adversely affecting the Merger, to minimize the substantial expense, burden, distraction and inconvenience of continued litigation and to fully and finally resolve the claims, TriCo and North Valley have agreed to make these supplemental disclosures to the Proxy Statement.

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SUPPLEMENT TO THE JOINT PROXY STATEMENT/PROSPECTUS

In connection with the settlement of certain outstanding shareholder litigation as described in this Current Report, TriCo and North Valley have agreed to make these supplemental disclosures to the Proxy Statement, without admitting in any way that the disclosures below are material or otherwise required by law. This supplemental information is based upon historical analyses as of the date of the Sandler O’Neill & Partners, L.P. (“Sandler O’Neill”) fairness opinion attached to the Proxy Statement as Appendix B and should be read in conjunction with the Proxy Statement, which should be read in its entirety. All page references in the information below are to pages in the Proxy Statement, and terms used below have the meanings set forth in the Proxy Statement, unless otherwise defined below.

The following disclosure supplements the information set forth in the second sentence of the third paragraph on page 55 of the Proxy Statement, under the heading “North Valley Net Present Value Analysis”:

The range of discount rates were assumed deviations from a notional discount rate of 15.53% prepared by Sandler O’Neill, which was an aggregate of a 10 Year Treasury Bond rate of 2.82%, an assumed equity risk premium of 5.70%, an assumed size premium of 3.81% and an assumed industry premium of 3.20%.

The following disclosure supplements the information set forth in the second sentence of the second paragraph on page 57 of the Proxy Statement, under the heading “-TriCo Net Present Value Analysis”:

The range of discount rates were assumed deviations from a notional discount rate of 15.53% prepared by Sandler O’Neill, which was an aggregate of a 10 Year Treasury Bond rate of 2.82%, an assumed equity risk premium of 5.70%, an assumed size premium of 3.81% and an assumed industry premium of 3.20%.

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The following disclosure supplements the information set forth in the table on page 59 of the Proxy Statement, under the heading “-Analysis of Selected Merger Transactions”:

Selected Precedent Transactions

						Transaction Information
						Price/
Acquiror	St	Target	St	Annc. Date	Deal Value ($mm)	LTM Earnings (x)	Est. EPS (x)	Book Value (%)	TBV (%)	Core Deposit Premium (%)
IBERIABANK Corp.	LA	Teche Holding Company	LA	01/13/14	157.8	17.1	19.2	166	173	12.5
Old National Bancorp	IN	United Bancorp Inc.	Ml	01/08/14	169.4	25.8	—	208	208	12.5
BancorpSouth Inc.	MS	Ouachita Bancshares Corp.	LA	01/08/14	112.0	15.8	—	220	220	12.8
Provident Financial Services	NJ	Team Capital Bank	PA	12/20/13	124.4	19.2	—	191	191	8.2
Independent Bank Group Inc.	TX	BOH Holdings Inc.	TX	11/21/13	181.7	17.4	—	262	262	18.4
Heritage Financial Corp.	WA	Washington Banking Co.	WA	10/23/13	264.6	15.6	17.0	144	149	7.0
Cascade Bancorp	OR	Home Federal Bancorp	ID	10/23/13	265.8	NM	—	152	154	12.9
East West Bancorp Inc.	CA	MetroCorp Bancshares Inc.	TX	09/18/13	273.0	23.9	23.9	154	167	11.9
Old National Bancorp	IN	Tower Financial Corp.	IN	09/10/13	108.0	15.9	16.1	175	175	9.8
Prosperity Bancshares Inc.	TX	F&M Bancorp. Inc.	OK	08/29/13	243.9	16.5	—	185	185	7.2
Mercantile Bank Corp.	Ml	Firstbank Corp.	Ml	08/15/13	154.5	13.9	13.1	116	160	5.0
Cullen/Frost Bankers Inc.	TX	WNB Bancshares Inc.	TX.	08/13/13	220.0	12.8	—	284	284	13.2
Wilshire Bancorp Inc.	CA	Saehan Bancorp	CA	07/15/13	105.5	NM	—	170	170	11.3
First Federal Bancshares of AR	AR	First National Security Co.	AR	07/01/13	123.4	14.2	—	84	137	5.2
Peoples Financial Services	PA	Penseco Financial Services	PA	06/28/13	155.9	15.1	—	117	147	7.6
Home BancShares Inc.	AR	Liberty Bancshares Inc.	AR	06/25/13	280.0	12.7	—	106	162	6.6
SCBT Financial Corp.	SC	First Financial Holdings Inc.	SC	02/20/13	298.6	12.0	15.3	127	132	3.4
Renasant Corp.	MS	First M&F Corp.	MS	02/07/13	121.0	23.3	16.1	121	127	2.1

Note(s):

-          Price / LTM Earnings less than “0x” or greater than “30x” classified as not meaningful Criteria for Transaction Selection:

-          Nationwide M&A Bank transactions with deal values between $100mm and $300mm and target NPAs / Assets less than 4% since January 1, 2013 through January 20, 2014

-          Excludes MHC Targets

Source: SNL Financial

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The following disclosure supplements the information set forth in the second sentence of the first paragraph on page 60 of the Proxy Statement, under the heading “Illustrative Pro Forma Results”:

The analyses indicated that the merger (excluding transaction expenses) would result in double-digit accretion, on a percentage basis, to TriCo’s earnings per share in 2015, based on publicly available mean analyst estimated earnings per share for TriCo for 2014 and 2015 and for North Valley for 2014 and an assumed growth rate of 5.0% for 2015 provided by the senior management of North Valley.

Statement Regarding Projections

Actual results could vary materially from the above estimates. TriCo and North Valley do not as a matter of course make public projections as to future earnings or other results due to, among other reasons, the uncertainty of the underlying assumptions and estimates. The inclusion of the above unaudited prospective financial estimates should not be regarded as an indication that such estimates will be predictive of actual future events nor construed as financial guidance, and they should not be relied on as such, and such inclusion should not be regarded as an indication that any of TriCo, North Valley, Sandler O’Neill or any other person considered, or now considers, such estimates to be necessarily predictive of actual future results. By including the above unaudited prospective financial estimates in this document, none of TriCo, North Valley or any of their respective representatives has made or makes any representation to any person regarding these estimates. Readers of this document are cautioned not to place undue reliance on the above unaudited prospective financial estimates.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking information about TriCo and North Valley and the combined company after the close of the Merger that is intended to be covered by the safe harbor for “forward-looking statements” provided by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. In some cases, you can identify forward-looking statements by words such as “may,” “hope,” “will,” “should,” “expect,” “plan,” “anticipate,” “intend,” “believe,” “estimate,” “predict,” “potential,” “continue,” “could,” “future” or the negative of those terms or other words of similar meaning. You should carefully read forward-looking statements, including statements that contain these words, because they discuss the future expectations or state other “forward-looking” information about TriCo, North Valley and the combined company. Such statements involve inherent risks and uncertainties, many of which are difficult to predict and are generally beyond the control of TriCo, North Valley and the combined company. Forward-looking statements speak only as of the date they are made and we assume no duty to update such statements. In addition to factors previously disclosed in reports filed by TriCo and North Valley with the SEC, risks and uncertainties for each institution and the combined institution include, but are not limited to: the possibility that any of the anticipated benefits of the proposed Merger will not be realized or will not be realized within the expected time period; the risk that integration of North Valley’s operations with those of TriCo will be materially delayed or will be more costly or difficult than expected; the inability to close the Merger in a timely manner; the inability to complete the Merger due to the failure of TriCo or North Valley shareholders to adopt the Merger Agreement; diversion of management’s attention from ongoing business operations and opportunities; the failure to satisfy other conditions to completion of the Merger, including receipt of required regulatory and other approvals; the failure of the proposed Merger to close for any other reason; the risk that integration of North Valley’s operations with those of TriCo will be materially delayed or will be more costly or difficult than expected; the challenges of integrating and retaining key employees; the effect of the announcement of the Merger on TriCo’s, North Valley’s or the combined company’s respective customer relationships and operating results; the possibility that the Merger may be more expensive to complete than anticipated, including as a result of unexpected factors or events; and general competitive, economic, political and market conditions and fluctuations.

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Important Information About the Proposed Merger and Where to Find It

In connection with the proposed Merger, TriCo has filed with the SEC a registration statement on Form S-4, which includes the proxy statement/prospectus with respect to the proposed Merger. The final proxy statement/prospectus was mailed to the shareholders of TriCo North Valley on or about July 3, 2014. INVESTORS AND SECURITY HOLDERS OF TRICO AND NORTH VALLEY ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED MERGER CAREFULLY AND IN ITS ENTIRETY, INCLUDING ANY DOCUMENTS PREVIOUSLY FILED WITH THE SEC AND INCORPORATED BY REFERENCE INTO THE PROXY STATEMENT/PROSPECTUS, BECAUSE IT CONTAINS IMPORTANT INFORMATION REGARDING TRICO, NORTH VALLEY AND THE PROPOSED MERGER. Free copies of the joint proxy statement/prospectus also may be obtained by directing a request by telephone or mail to TriCo Bancshares, 63 Constitution Drive, Chico, California 95973, Attn: Investor Relations, telephone (530) 898-0300 ext. 88869 or 800-922-8742, or by accessing TriCo’s website at www.tcbk.com under “Investor Relations,” or by directing a request by telephone or mail to North Valley Bancorp, P.O. Box 994630, Redding, California 96099-4630, Attn: Investor Relations, telephone 866-869-6673, or by accessing North Valley’s website at www.novb.com under “Investor Relations.” The information on Trico’s website or North Valley’s website is not, and shall not be deemed to be, a part of this filing or incorporated into other filings made with the SEC.

Participants in a Solicitation

North Valley, TriCo and their directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed Merger. Information about the directors and executive officers of North Valley and their ownership of North Valley common stock is set forth in the Form 10-K and/or Form 10-K/A filed by North Valley with respect to the fiscal year ended December 31, 2014 as previously filed with the SEC. TriCo and its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of TriCo and North Valley in connection with the Merger. Information about the directors and executive officers of TriCo is set forth in the Form 10-K and/or Form 10-K/A filed by TriCo with respect to the fiscal year ended December 31, 2014 and the proxy statement/prospectus with respect to the proposed acquisition of North Valley as previously filed with the SEC. Additional information regarding the interests of such participants in the proposed Merger is included in the proxy statement/prospectus. Free copies of these documents may be obtained as described in the preceding paragraph.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH VALLEY BANCORP

	By:	/s/ Kevin R. Watson
Dated: August 1, 2014		Kevin R. Watson
Executive Vice President
Chief Financial Officer
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